Exhibit 10.3

Lock-Up Agreement

August [__], 2020

Roth Capital Partners, LLC

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

Ladies and Gentlemen:

The undersigned understands Roth Capital Partners, LLC (“Roth”), as a placement agent, proposes to enter into a Placement Agency Agreement (the “Placement Agent Agreement”) with Quest Resource Holding Corporation, a Nevada corporation (the “Company”), providing for the issuance and sale (the “Offering”) of shares of Common Stock, par value $0.001 per share, of the Company (the “Shares”).

To induce Roth to execute the Placement Agent Agreement, the undersigned hereby agrees that, without the prior written consent of Roth, the undersigned will not, during the period commencing on the date of the preliminary prospectus supplement related to the Offering that is filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), and ending 90 days after the date (the “Offering Date”) of the final prospectus supplement (the “Prospectus”) related to the Offering that is filed pursuant to Rule 424(b) of the Securities Act (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Lock-Up Securities, whether any such transaction is to be settled by delivery of shares of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities.

The foregoing restrictions will not apply to the registration and sale of the Shares pursuant to the Placement Agent Agreement. In addition, subject to the conditions below, the restrictions contained in this lock-up agreement will not apply to (a) transactions relating to Lock-Up Securities acquired in open market transactions after the Offering Date; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member of the undersigned or trust for the direct or indirect benefit of the undersigned or any family member of the undersigned (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be, (e) sales of Shares to cover the payment of the exercise prices or the payment of taxes associated with the exercise or vesting of equity awards under any equity compensation plan of the Company, (f) by operation of law (such as pursuant to a qualified domestic order or in connection with a divorce settlement), and (g) transfers of Lock-Up Securities to a bona fide third party pursuant to a tender offer or any other transaction, including, without limitation, a merger, consolidation or other business combination, involving a change of control of the Company (including, without limitation, entering into any lock-up, voting or similar agreement pursuant to which the undersigned agrees to transfer, sell, tender or otherwise dispose of Lock-Up Securities in connection with any such transaction or vote any Lock-Up Securities in favor of any such transaction); provided that in the case of any transfer pursuant to the foregoing clauses (b), (c), or (d), each transferee shall sign and deliver to Roth a lock-up agreement substantially in the form of this lock-up agreement; provided, further, that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made, except for a Form 5, or with respect to transfers pursuant to clause (e), (f), or (g), a filing on Form 4 or other public filing or announcement required to be filed or made on or after the 90th day after the Offering Date if the undersigned has provided Roth with notice of such required filing or announcement at least three business days prior to such filing and such filing or announcement shall expressly state that such transfer was pursuant to operation of law; and provided further, that with respect to transfers pursuant clause (g), all Lock-Up Securities subject to this lock-up agreement that are not so transferred, sold, tendered or otherwise disposed of remain subject to this lock-up agreement, and it shall be a condition of transfer, sale, tender or other disposition that if such tender offer or other transaction is not completed, any Lock-Up Securities subject to this lock-up agreement shall remain subject to the restrictions herein. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

1	Quest Resource Holding Corporation Lock-Up Agreement

Subject to the conditions below, the restrictions contained in this lock-up agreement shall also not apply to the undersigned entering into a written trading plan established pursuant to Rule 10b5-1 under the Exchange Act during the Lock-Up Period, provided that (x) no direct or indirect offers, pledges, sales, contracts to sell, sales of any option or contract to purchase, purchases of any option or contract to sell, grants of any option, right or warrant to purchase, loans or other transfers or disposals of any Lock-Up Securities may be effected pursuant to such plan during the Lock-Up Period; and (y) no filing under the Exchange Act, or other public filing, shall be required or voluntarily made, and no other public announcement shall be made, during the Lock-Up Period in connection with entering into such plan, other than a filing on Form 5 made after the expiration of the Lock-Up Period.

No provision in this lock-up agreement shall be deemed to restrict or prohibit the exercise, exchange, or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into Shares, as applicable; provided that the undersigned does not transfer the Shares acquired on such exercise, exchange, or conversion during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this lock-up agreement.

The undersigned understands that the Company and Roth are relying upon this lock-up agreement in proceeding toward consummation of the Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

The undersigned understands that, if (1) the Placement Agent Agreement is not executed by September 30, 2020, (2) if the Placement Agent Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, or (3) Roth advises the Company, prior to the execution of the Placement Agent Agreement, that they have determined not to proceed with the Offering, then this lock-up agreement shall be void and of no further force or effect.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Placement Agent Agreement, the terms of which are subject to negotiation between the Company and Roth.

[Signature page follows]

2	Quest Resource Holding Corporation Lock-Up Agreement

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

Quest Resource Holding Corporation

Lock-Up Agreement